DELIVERING HIGH VALUE SOLUTIONS ENGINEERING & IT OUTSOURCING • PROFESSIONAL STAFFING CDI CORP NYSE:CDI CDI CORP NYSE:CDI Exhibit 99

NYSE:CDI  /  2
CAUTION CONCERNING FORWARD-LOOKING STATEMENTS
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation
Reform Act of 1995. All statements that address expectations or projections about the future, including statements about our strategy for growth, expected expenditures and future financial results are forward-
looking statements. Some of the forward-looking statements can be identified by words like "anticipates,"
"believes," "expects," "may," "will," "could,“ “should,” “intends," "plans," "estimates," and similar expressions. These statements are not guarantees of future performance and involve a number of risks, uncertainties and assumptions that are difficult to predict. Because these forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond our control or are subject to change, actual outcomes and results may differ materially from what is expressed or forecasted in these forward-looking statements. Important factors that could cause actual results to differ materially from the forward-looking statement include, but are not limited to: changes in general economic conditions and levels of capital spending by customers in the industries that we serve; the impact of a potential reduction in demand in our IT Solutions segment; possible inaccurate assumptions or forecasts regarding the bill rate, profit margin, and duration of assignment applicable to billable personnel (and regarding the utilization rate of billable personnel in our project business); competitive market pressures; the availability and cost of qualified labor; changes in customers'
attitudes towards outsourcing; our level of success in attracting, training, and retaining qualified management personnel and other staff employees; our ability to pass on to customers increases in costs
(such as those relating to workers’ compensation, unemployment insurance, and medical insurance coverage or other costs which may arise from regulatory requirements); our performance on customer contracts; the possibility of incurring liability for our activities, including the activities of our temporary employees; adverse consequences arising out of the U.K. Office of Fair Trading investigation; and
government policies or judicial decisions adverse to the staffing industry. More detailed information about some of these risks and uncertainties may be found in our filings with the SEC, particularly in the “Risk
Factors” sections of our Form 10-K ‘s and Form 10-Q’s. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. We assume no obligation to update such statements, whether as a result of new information, future events or otherwise.

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CDI AT A GLANCE:
Four Major Business Units
Consolidated Revenue: $888.3**
Revenue: $56.5M*
MRI
6.4%
% of Total Revenue
MRI
Revenue: $458.8M* Revenue: $191.1M*
AndersElite CDI IT Solutions
Revenue: $181.9M*
* Nine Months ending 9/30/07                      ** From Continuing Operations
% Total Operating Profit  (Pre Corp Allocation)
ITS
20.5%
ES
51.6%
Anders
21.5%
ES
51.5%
ITS
4.6%
Anders
20.2%
MRI
23.7%
CDI Engineering
Solutions

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BUSINESS UNITS:
CDI Engineering Solutions
CDI Engineering Solutions provides engineering outsourcing,
project management and professional services to global
clients on a worldwide basis
• Leverages CDI speed, skill and scale to enable clients to achieve higher ROI utilizing skilled CDI professionals for engineering, design, procurement, and construction management
• Offices in U.S., Canada, Mexico and Germany
• Key strategy – expand higher-margin project outsourcing through alliance relationships
NINE MONTHS ENDED SEPTEMBER 30  – RESULTS BY CATEGORY
Revenue / % of Revenue Category
Professional Services
Staffing Services
Project Outsourcing
TOTAL REVENUE:
$458.8M
$6.9M / 1.5%
$228.4M / 49.8%
$223.5M / 48.7%

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* % CDI Engineering Solutions Nine months ending 9/30
BUSINESS UNITS:
CDI Engineering Solutions
CDI-Process & Industrial – 75.4%*
– Chemicals, Oil, Gas, Refining, Power Generation, Alternative Energy, Nuclear
– Sample Services: Engineering, Procurement, Construction Management, Feasibility Studies & Process Consulting, Turnaround
Services
CDI-Aerospace – 11.4%*
– Commercial & Military Aerospace, Satellite / Space Systems
– Sample Services: Mechanical Design & Structural Analysis, Electronics, Technical Publications, Logistics
CDI-Government Services – 11.2%*
– U.S. Government Agencies & U.S. Allies
– Sample Services: Marine Design, Systems Development, Military Aviation Support
CDI-Life Sciences – 2.0%*
– Biotechnology, Pharmaceutical
– Sample Services: Feasibility Studies, Site Selection, Facility Design, Start Up Services, Validation
Vertical Market Sectors Vertical Market Sectors

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BUSINESS UNITS:
MRI
MRI provides comprehensive support and training to develop
profitable franchise offices while building the largest search organization in the world
•
Approximately 800 MRINetwork™
offices in the U.S
•
Approximately 200 MRINetwork™
offices in over 35 countries under two
international master licenses
• Delivers permanent placement and temporary staffing services in every sector of the economy – target mid-management $75-150/k salary
• Key strategy – increase share through office and desk expansion and improve  franchise owner office economics with perm placement and staffing model
NINE MONTHS ENDED SEPTEMBER 30  – RESULTS BY CATEGORY
Revenue / % of Revenue Category
Professional Services
Staffing Services
TOTAL REVENUE:
$56.5M
$23.3M / 41.3%
$33.2M / 58.7%

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• Extensive training and business plan guidance  aligned
with 3 phase life cycle
—
Rapid ramp-up to solid “practice” volume
—
Evolution from “practice” model to high volume “business”
model
—
Ensure next generation business transition
• Field office support
• Vendor leverage
• Inter-office assignment and candidate referral network
• National marketing
• Producer recognition, ranking and awards programs
MRI FRANCHISE VALUE
6.13%
Consumer Products & Services/Food Products &
Services
6.25% Technology/Computers-Software
9.08% Business Services/Others
10.55% Industrial/Others
13.35% Industrial/Construction/Building Products & Supplies
13.92% Healthcare/Pharmaceutical
MRI 2006 PERM PLACEMENT BY INDUSTRY
5.70% Consumer Products & Services/Others
6.55% Healthcare/Healthcare Facility
11.24% Consumer Products & Services/Retail/Wholesale
17.23% Financial/Banking
% of Placements Segment
BUSINESS UNITS:
MRI

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BUSINESS UNITS:
AndersElite
AndersElite meets the talent needs of a vibrant U.K. /Australia construction marketplace
• Provides building & construction professionals for private and government funded design and construction projects
•
Project Managers, Chartered Surveyors , Architects, Engineers, etc.
• 13 offices in U.K., 2 in Australia
• Key strategy – leverage robust capital spending environment in UK and Australia marketplace by creating strategic client relationships, improving recruiter productivity and through inter-country sourcing and placing of candidates
NINE MONTHS ENDED SEPTEMBER 30  – RESULTS BY CATEGORY
Revenue / % of Revenue Category
Professional Services
Staffing Services
TOTAL REVENUE:
$191.1M
$24.9M / 13.0%
$166.2M / 87.0%

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BUSINESS UNITS:
CDI IT SOLUTIONS
CDI IT Solutions provides information technology staffing,
consulting and project outsourcing to optimize a client’s
infrastructure, reduce overall IT costs, improve service levels and free up capital for strategic investment.
• Provides network and systems support, help desk and call center operations, application maintenance and development and project management services as well as IT staffing and staffing program management
• Key strategy – increase higher-margin outsourcing revenue
$20.8M / 11.4% Project Outsourcing
NINE MONTHS ENDED SEPTEMBER 30  – RESULTS BY CATEGORY
Revenue / % of Revenue Category
Professional Services
Staffing Services
TOTAL REVENUE:
$181.9M
$0.8M / 0.4%
$160.4M / 88.2%

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CRITICAL GROWTH STRATEGIES
Core Strategic Principles Driving CDI Strategy:
Continue shift up the Value Continuum as focus of organic revenue growth
Develop global capabilities and international reach to service clients and bridge engineer supply gaps
Leverage robust capital spending cycle in CDI vertical markets
Build skill and scale in key high margin growth verticals
– Upstream Refining
– Alternative Energy
– Aerospace
– Government
– Life Sciences
Grow permanent placement capabilities

ROA ADVANTAGE: CLIENT
CONSULTING, PERM PLACEMENT/ ROYALTIES
ENGINEERING & IT OUTSOURCING / PROJECT MANAGEMENT
MANAGED STAFFING
IT STAFFING
TECHNICAL STAFFING
ADMIN STAFFING
ROA ADVANTAGE: CDI SHAREHOLDERS

NYSE:CDI / 11 CDI VALUE CONTINUUM CDI VALUE CONTINUUM SERVICE OFFERINGS SERVICE OFFERINGS CRITICAL GROWTH STRATEGIES Move Portfolio of Services up the Value Continuum * Sold Todays Staffing 9/2007 *

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30,000
35,000
40,000
45,000
50,000
55,000
60,000
65,000
70,000
75,000
80,000
1975 1980 1985 1992 1995 2000 2005
ENGINEER GAP
SOURCES:  Figures tabulated by National Science Foundation/Division of Science Resources Statistics (NSF/SRS) and the American Society for Engineering Education
CDI Utilizes Recruiting Skills to Bridge Engineer Gap Resulting from
Decline in Engineering Degrees Awarded During “.com” Era
THE ENGINEERING GAP – 1992-2000

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Robust Capital Spending Cycle – Key Drivers
High sustained oil prices and global warming concerns driving investment in improved energy efficiency and alternative energy – bio fuel, solar, wind, nuclear and clean coal
CRITICAL GROWTH STRATEGIES
Leverage Robust Capital Spending Cycle in CDI Vertical Markets
Price Per Barrel – Crude Oil
HIGH HIGH
LOW LOW
Sustained Oil Prices in Excess of $45 Barrel Drive Investments in
Alternative Energy Sources Alternative Energy Sources
$20 $40 $60 $80
$45

2007
2008
2009
2007
2008
2009
2007
2008
2009
2007
2008
2009
2007
2008
2009

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Robust Capital Spending Cycle – Key Drivers
CRITICAL GROWTH STRATEGIES
Leverage Robust Capital Spending Cycle in CDI Vertical Markets
Growing BRIC economies driving global demand in CDI verticals
– Process and Industrial
– Life Sciences
– Aerospace
– Infrastructure (AndersElite)
GDP Growth
% changes from previous year
10
6
7
8
9
2
3
4
5
1
India US China Russia Brazil India US China Russia Brazil
Source: The World Bank

▪

May 02
Sept 02
Jan 03
May 03
Sept 03
Jan 04
May 04
Sept 04
Jan 05
May 05
Sept 05
Jan 06
May 06
Sept 06
Jan 07
May 07

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Robust Capital Spending Cycle – Key Drivers
CRITICAL GROWTH STRATEGIES
Leverage Robust Capital Spending Cycle in CDI Vertical Markets
Sustained high manufacturing capacity utilization drives capital spending
70
72
74
76
78
80
82
Manufacturing Capacity Utilization
%
capacity
Source: US Federal Reserve

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REVENUE DRIVEN BY CAPEX CYCLE
• 100% of Anders Revenue
• 100% of Engineering Solutions Revenue
• 100% of ITS Project Outsourcing Revenue
• Over 75% of Total CDI Revenue
PEER COMPANIES IN CAPITAL SPENDING ENVIRONMENT
Fluor (FLR)    URS (URS)    Jacobs (JEC)    Foster Wheeler (FWLT)     Shaw Group (SGR)
CRITICAL GROWTH STRATEGIES

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Expand CDI International Reach –
Expand CDI International Reach –
Thin Client Model
Thin Client Model
Ensure access to worldwide engineering and IT solutions talent through alliances, JV’s and offshore CDI centers (currently in Mexico, Brazil, Canada, Germany, China and India)
Diversify exposure to global economy reducing dependence on U.S. business cyclicality
Leverage technology to link engineering centers with U.S.-based project managers
Utilize “Thin Client Model”
CRITICAL GROWTH STRATEGIES
Large Aerospace
Client
Headquarters
(Midwest US)
CDI High-end
Engineering &
PM Center
(Phoenix, AZ)
Montreal QC
Design Center
CDI Thin Client
Account Team
Midwest
Billings MT
Design Center
Bangalore India
Alliance Off-shore
Partner

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VALUE PROPOSITION
CLIENT VALUE CLIENT VALUE
CDI’s customers leverage our skills, speed and scale to achieve a faster and higher return on capital investment. CDI offers clients a single-source provider of best-of-breed engineering and IT solutions and professional staffing; freeing our customers to focus on their core competencies, accelerate change and drive profitable growth.
INVESTOR VALUE INVESTOR VALUE
Focus on higher knowledge content services that  deliver higher margins with:
• Global geographic balance mitigating single market cyclicality
• Industry balance focusing on sectors with dynamic, independent growth characteristics
• Management culture focused on disciplined execution to achieve high RONA delivery

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LOOKING FORWARD
CDI will continue to shift business focus up the Value Continuum and expects that strength in capital spending by key clients, a strong pipeline of new wins, and moderate growth in hiring demand:
– Could produce year-over-year fourth quarter revenue growth of 4 – 6% and full year revenue growth of 6 – 8% in 2007 and for full year 2008
– Could generate 12 – 14 % in pre-tax variable contribution margin

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INVESTMENT SUMMARY
A strong balance sheet and lean cost structure – over $110 million in cash at end of third quarter and no debt
Cash generative business model and available debt capacity to support organic growth, capital spending, dividends and strategic acquisitions
Financial discipline to generate 12 – 14% pre-tax variable contribution margin and, over time, generate 5% operating profit margin
A business platform that provides clear market value and visibility of business segments
– Delivers greater than 60% of revenue from higher margin, longer – cycle business
– Manages long term client relationships at senior levels in large global companies
– Poised to leverage continued strength in capital spending in its key vertical industries
– Targets to achieve pre-tax return on net assets of 20% + and will re-deploy assets unable to meet target – achieved 20.5% RONA 9/30/07
– Targets to achieve pre-tax variable contribution margin of 12 to 14% – achieved 14.2% VCM
9/30/07

10'-0"
8'-2"
HOLLOW MTL. FRAME
SOLID SURFACE SILL
AND BACKSPLASH

CDI is followed by the analysts listed above. Any opinions and forecasts regarding CDI made by these analysts are theirs alone and may not represent opinions and forecasts of CDI and its managers. CDI does not, by its reference above, imply its endorsement of such information.
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ANALYST COVERAGE ANALYST COVERAGE
BMO Capital Markets………….………………….Jeffrey Silber
Bear Stearns ………….……………………………Andrew Steinerman
Boenning & Scattergood ………….…………….William Sutherland
CL King ………….…………………………………Ty Govatos
Goldman Sachs ………….……………………….Chris Hussey
Stifel Nicolaus ………….…………………………James Janesky